EXHIBIT 99.1

STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

On October 16, 2012, the Company completed the previously announced disposition of its business units comprised of the development, manufacturing and sale of diagnostics kits for the detection of various food pathogens and genetically modified organisms (the “Food Safety and Ag/GMO Business”), pursuant to the terms of the Purchase Agreement, dated as of September 28, 2012 (as amended, the “Purchase Agreement”) between the Company and Romer Labs Technology, Inc. (“Romer”). At the closing, $600,000 of the $13,500,000 purchase price for the assets purchased by Romer pursuant to the Purchase Agreement was placed in escrow by Romer pending the satisfaction of certain post-closing conditions and the remaining $12,900,000 was paid by Romer to the Company in cash.

The unaudited pro forma consolidated balance sheet as of June 30, 2012 is based on the Company’s balance sheet as of June 30, 2012, after giving effect to the sale of the Food Safety and Ag/GMO Business, including the proceeds related to the purchase price as if the sale had occurred as of June 30, 2012. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2012 and June 30, 2011 and the fiscal years ended December 31, 2011, December 31, 2010 and December 31, 2009 give effect to the disposition of the Food Safety and Ag/GMO Business as if it occurred on January 1, 2009.

The unaudited pro forma consolidated balance sheet as of June 30, 2012 and unaudited pro forma consolidated statements of operations for the six months ended June 30, 2012 and June 30, 2011 have been derived from the consolidated financial statements and notes included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2012 that has been filed with the Securities and Exchange Commission ("SEC"). The unaudited pro forma consolidated statements of operations and the years ended December 31, 2011, December 31, 2010 and December 31, 2009 have been derived from the consolidated financial statements and notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 that has been filed with the with the SEC. The unaudited pro forma consolidated financial statements are based upon available information and assumptions that the Company believes are reasonable.

The unaudited pro forma consolidated financial statements have been provided for informational purposes only. The unaudited pro forma consolidated financial statements do not purport to project the future financial position or operating results of the Company. The unaudited pro forma consolidated financial statements, including the notes thereto, should be read in conjunction with the Company’s audited consolidated financial statements and notes included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2012 and the Annual Report on Form 10-K for the year ended December 31, 2011, that have both been filed with the SEC.

STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(in thousands, except share and per share data)

	As of June 30, 2012
	As Reported (1)	Pro Forma Adjustments		Pro Forma
ASSETS
Current Assets :
Cash and cash equivalents	$7,535	$12,380	(2)	$19,915
Restricted cash	100			100
Receivables, net	3,503			3,503
Inventories	2,720	(798)	(3)	1,922
Other current assets	802			802
Total current assets	14,660	11,582		26,242

Property and equipment, net	4,951	(124)	(4)	4,827
Other assets	48			48
Deferred tax asset	36			36
Intangible assets, net	1,150	(1,150)	(5)	-
Total assets	$20,845	$10,308		$31,153

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities :
Current portion of debt	$146			$146
Accounts payable	673			673
Accrued expenses	1,855			1,855
Deferred revenue	239			239
Total current liabilities	2,913	-		2,913

Long-term debt	217	-		217

Stockholders' Equity:
Preferred stock	-			-
Common stock	210			210
Additional paid-in capital	42,513			42,513
Treasury stock	(555)			(555)
Accumulated deficit	(24,190)	10,308	(6)	(13,882)
Cumulative translation adjustments	(263)			(263)
Total stockholders' equity	17,715	10,308		28,023
Total liabilities and stockholders' equity	$20,845	$10,308		$31,153

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)

	Six Months Ended June 30, 2012
	As Reported (9)	Dispostion of Food Safety and Ag/GMO Business	(8)	Pro Forma

Revenues	$11,129	$3,514		$7,615

Cost of sales	4,977	1,398		3,579

Gross profit	6,152	2,116		4,036

Operating expenses:
Research and development	2,074	225		1,849
Selling, general and administrative	6,714	923		5,791
Total operating expenses	8,788	1,148		7,640

Operating (loss) income	(2,636)	968		(3,604)

Interest (expense), net	(17)	-		(17)

(Loss) income from continuing operations	$(2,653)	$968		$(3,621)

Basic net (loss) income per share from continuing operations	$(0.13)	$0.05		$(0.18)

Shares used in computing basic net (loss) income per share	20,497,523	20,497,523		20,497,523

Diluted net (loss) income per share from continuing operations	$(0.13)	$0.05		$(0.18)

Shares used in computing diluted net (loss) income per share	20,497,523	20,497,523		20,497,523

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)

	Six Months Ended June 30, 2011
	As Reported (9)	Food Safety and Ag/GMO Business	(8)	Pro Forma

Revenues	$12,615	$3,964		$8,651

Cost of sales	5,429	1,438		3,991

Gross profit	7,186	2,526		4,660

Operating expenses:
Research and development	1,705	221		1,484
Selling, general and administrative	7,603	1,272		6,331
Total operating expenses	9,308	1,493		7,815

Operating (loss) income	(2,122)	1,033		(3,155)

Interest (expense), net	(17)	-		(17)

(Loss) income before taxes	(2,139)	1,033		(3,172)

Income tax expense	2	-		2

(Loss) income from continuing operations	$(2,141)	$1,033		$(3,174)

Basic net (loss) income per share from continuing operations	$(0.10)	$0.05		$(0.16)

Shares used in computing basic net (loss) income per share	20,401,055	20,401,055		20,401,055

Diluted net (loss) income per share from continuing operations	$(0.10)	$0.05		$(0.16)

Shares used in computing diluted net (loss) income per share	20,401,055	20,401,055		20,401,055

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)

	Year Ended December 31, 2011
	As Reported (7)	Dispostion of Food Safety and Ag/GMO Business	(8)	Pro Forma

Revenues	$24,193	$7,673		$16,520

Cost of sales	10,663	2,778		7,885

Gross profit	13,530	4,895		8,635

Operating expenses:
Research and development	3,734	463		3,271
Selling, general and administrative	14,504	2,444		12,060
Total operating expenses	18,238	2,907		15,331

Operating (loss) income	(4,708)	1,988		(6,696)

Interest (expense), net	(33)	-		(33)

(Loss) income before taxes	(4,741)	1,988		(6,729)

Income tax expense	29	-		29

(Loss) income from continuing operations	$(4,770)	$1,988		$(6,758)

Basic net (loss) income per share from continuing operations	$(0.23)	$0.10		$(0.33)

Shares used in computing basic net (loss) income per share	20,435,935	20,435,935		20,435,935

Diluted net (loss) income per share from continuing operations	$(0.23)	$0.10		$(0.33)

Shares used in computing diluted net (loss) income per share	20,435,935	20,435,935		20,435,935

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)

	Year Ended December 31, 2010
	As Reported (7)	Dispostion of Food Safety and Ag/GMO Business	(8)	Pro Forma

Revenues	$23,559	$8,123		$15,436

Cost of sales	9,832	2,766		7,066

Gross profit	13,727	5,357		8,370

Operating expenses:
Research and development	3,034	414		2,620
Selling, general and administrative	13,880	1,801		12,079
Total operating expenses	16,914	2,215		14,699

Operating (loss) income	(3,187)	3,142		(6,329)

Interest (expense), net	(42)	-		(42)

(Loss) income before taxes	(3,229)	3,142		(6,371)

Income tax (benefit)	(8)	-		(8)

(Loss) income from continuing operations	$(3,221)	$3,142		$(6,363)

Basic net (loss) income per share from continuing operations	$(0.16)	$0.16		$(0.31)

Shares used in computing basic net (loss) income per share	20,251,534	20,251,534		20,251,534

Diluted net (loss) income per share from continuing operations	$(0.16)	$0.16		$(0.31)

Shares used in computing diluted net (loss) income per share	20,251,534	20,251,534		20,251,534

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)

	Year Ended December 31, 2009
	As Reported (7)	Dispostion of Food Safety and Ag/GMO Business	(8)	Pro Forma

Revenues	$22,309	$7,893		$14,416

Cost of sales	10,149	3,216		6,933

Gross profit	12,160	4,677		7,483

Operating expenses:
Research and development	2,548	486		2,062
Selling, general and administrative	13,088	1,702		11,386
Total operating expenses	15,636	2,188		13,448

Operating (loss) income	(3,476)	2,489		(5,965)

Interest (expense), net	(15)	-		(15)

(Loss) income before taxes	(3,491)	2,489		(5,980)

Income tax (benefit)	(112)	-		(112)

(Loss) income from continuing operations	$(3,379)	$2,489		$(5,868)

Basic net (loss) income per share from continuing operations	$(0.17)	$0.12		$(0.29)

Shares used in computing basic net (loss) income per share	20,113,659	20,113,659		20,113,659

Diluted net (loss) income per share from continuing operations	$(0.17)	$0.12		$(0.29)

Shares used in computing diluted net (loss) income per share	20,113,659	20,113,659		20,113,659

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES
Footnotes to the Unaudited Pro forma Consolidated Financial Statements
(in thousands)

(1)	Represents balances as reported on the unaudited Consolidated Balance Sheet included in the Company's Form 10-Q for the quarter ended June 30, 2012.

(2)	Represents cash proceeds received from the Purchaser, net of transaction costs shown as follows:

	Proceeds from the purchaser	$ 13,500
	Cash paid for transaction costs	(1,120)
	Total adjustments to cash and cash equivalents	$ 12,380

(3)	Represents balances pertaining to inventory
purchased as part of the Asset Purchase Agreement.

(4)	Represents the net book value of equipment
purchased as part of the Asset Purchase Agreement.

(5)	Represents the net book value of intangible
assets purchased as part of the Asset Purchase Agreement.

(6)	Represents the portion of the estimated gain on the
sale to be recorded by the Company during its fourth quarter of fiscal year 2012.

(7)	Represents results of operations as reported on the audited Consolidated Statements of Operations included in the Company's fiscal 2011 Annual Report on form 10-K.

(8)	Represents the results of operations of the Food Safety and Ag/GMO Business.

(9)	Represents results of operations as reported on the unaudited Consolidated Statements of Operations included in the Company's second quarter 2012 Form 10-Q.